                                                                     Exhibit 4.6

                          REGISTRATION RIGHTS AGREEMENT

          REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), dated as of August 5, 2005, by and among Clearwire Corporation, a corporation incorporated under the laws of the state of Delaware, with headquarters located at 5808 Lake Washington Blvd NE, Suite #300, Kirkland, Washington 98033 (the "COMPANY") and the undersigned buyers (each, a "BUYER", and collectively, the "BUYERS").

          WHEREAS:

          A. In connection with the Securities Purchase Agreement by and among the parties hereto of even date herewith (the "SECURITIES PURCHASE AGREEMENT"), the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to the Buyers on the Closing Date (i) $255,000,000 aggregate principal amount of senior secured notes (the "INITIAL NOTES"), which will be governed by an indenture (the "INDENTURE") of even date herewith, by and among the Company, the guarantors named therein and the trustee and (ii) 20,400,000 warrants (the "INITIAL WARRANTS"), which will be exercisable to purchase Class A Common Stock (as exercised collectively, the "WARRANT SHARES"). For a period of one hundred and eighty (180) days following the Issue Date (as defined in the Indenture), holders of the Initial Notes shall have the option to purchase (the "HOLDERS' OPTION") additional notes in the amount of up to $280,000,000 less the amount of interest on the Initial Notes paid prior to the issuance of such additional notes (the "ADDITIONAL NOTES") plus a pro rata portion of up to an additional 20,400,000 warrants (the "ADDITIONAL WARRANTS"). The Initial Notes and the Additional Notes are referred to herein as the "NOTES." The Initial Warrants and the Additional Warrants are referred to herein as the "WARRANTS."

          B. To induce the Buyers to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the United States Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "SECURITIES ACT"), and applicable state securities laws.

          NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

          1. Definitions.

          Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "2003 REGISTRATION RIGHTS AGREEMENT" means Registration Rights Agreement, dated as of November 13, 2003, among the Company, Eagle River Holdings, LLC, Hispanic Information Television Network and Clearwire Holdings, Inc.

          "2004 REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of March 16, 2004, by and between the Company and each of the investors named therein.

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          "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person whether through the ownership of voting securities or by agreement or otherwise.

          "BUSINESS DAY" means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          "BUYERS" has the meaning set forth in the preamble of this Agreement.

          "CLOSING DATE" means the date of the closing of the sale of the Notes and Warrants as contemplated by the Securities Purchase Agreement.

          "CLASS A COMMON STOCK" means the Class A Common Stock, par value $0.0001 per share, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Class A Common Stock may be reclassified or changed, together with any and all other securities which may from time to time be issuable upon exercise of the Warrants.

          "COMPANY" has the meaning set forth in the preamble of this Agreement.

          "EFFECTIVE DATE" means the date the Registration Statement is declared effective by the SEC.

          "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder or any similar successor statute.

          "EXISTING REGISTRATION RIGHTS AGREEMENTS" means the 2003 Registration Rights Agreement and the 2004 Registration Rights Agreement.

          "EXISTING DEMAND REGISTRATION RIGHTS" means the registration rights set forth in Section 3 of the 2003 Registration Rights Agreement and Section 3 of the 2004 Registration Rights Agreement.

          "EXISTING INCIDENTAL REGISTRATION RIGHTS" means the registration rights set forth in Section 2 of the 2003 Registration Rights Agreement and
Section 2 of the 2004 Registration Rights Agreement.

          "HOLDER" means a Person who is a holder or beneficial owner of Transfer Restricted Securities; provided that, unless otherwise expressly stated herein, a holder of Warrants shall be deemed to be a holder of such Transfer Restricted Securities into which such Warrants are exercisable.

          "HOLDER INFORMATION" with respect to any Holder means information with respect to such Holder required to be included in any Registration Statement or the related Prospectus pursuant to the Securities Act and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such Holder specifically for inclusion therein.

          "INCIDENTAL REGISTRATION" means a registration required to be effected by the Company pursuant to Section 2.2.

          "INCIDENTAL REGISTRATION STATEMENT" means a registration statement of the Company which covers the offer and sale of Transfer Restricted Securities in respect of an Incidental Registration pursuant to the provisions of Section 2.2 and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

          "INDENTURE" has the meaning set forth in Recital A hereto.

          "LEGAL COUNSEL" means one firm or counsel designated by the Company (and reasonably acceptable to the Majority Holders acting on behalf of the Holders) to act as counsel for the Holders in connection therewith, which firm shall be Schulte Roth & Zabel LLP or such other counsel as may reasonably be acceptable to the Majority Holders.

          "LOSSES" has the meaning set forth in Section 6(d) hereof.

          "MAJORITY HOLDERS" means the Holders of a majority of the Transfer Restricted Securities.

          "NASD" means the National Association of Securities Dealers, Inc.

          "NON-PUBLIC INCIDENTAL REGISTRATION NOTICE" has the meaning set forth in Section 2.2(a) of this Agreement.

          "NON-PUBLIC INCIDENTAL REGISTRATION NOTICE PERIOD" has the meaning set forth in Section 2.2(a) of this Agreement.

          "NOTES" has the meaning set forth in Recital A hereto.

          "NOTICE AND QUESTIONNAIRE" means a Selling Security Holder Notice and Questionnaire substantially in the form of Exhibit A attached hereto.

          "NOTICE HOLDER" means any Holder of Transfer Restricted Securities that has delivered a properly completed and signed Notice and Questionnaire to the Company in accordance with Section 2.1(b) hereof.

          "PERSON" has the meaning set forth in the Securities Purchase
Agreement.

          "POST-EFFECTIVE AMENDMENT" has the meaning set forth in Section 2.1(b)(ii) of this Agreement.

          "PROSPECTUS" means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of Transfer Restricted Securities covered by such Registration Statement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

          "QUALIFIED IPO" has the meaning set forth in the Indenture governing the Notes.

          "QUESTIONNAIRE DEADLINE" has the meaning set forth in Section 2.1(b) hereof.

          "REGISTRATION DEFAULT PAYMENTS" has the meaning set forth in Section 2.1(e) hereof.

          "REGISTRATION DEFAULT TRIGGER" has the meaning set forth in Section 2.1(e) hereof.

          "REGISTRATION STATEMENT" means the Incidental Registration Statement or the Shelf Registration Statement, as the case may be.

          "RULE 144" means Rule 144 under the Securities Act (or any successor provision promulgated by the SEC).

          "RULE 144A" means Rule 144A under the Securities Act (or any successor provision promulgated by the SEC).

          "RULE 144(K)" means Rule 144(k) under the Securities Act (or any successor provision promulgated by the SEC).

          "RULE 415" means Rule 415 under the Securities Act (or any successor provision promulgated by the SEC).

          "SEC" means the Securities and Exchange Commission.

          "SECURITIES ACT" has the meaning set forth in Recital B hereto.

          "SECURITIES PURCHASE AGREEMENT" has the meaning set forth in Recital A hereto.

          "SHELF REGISTRATION" means a registration effected pursuant to Section
2.1 hereof.

          "SHELF REGISTRATION PERIOD" has the meaning set forth in Section 2.1(c) hereof.

          "SHELF REGISTRATION STATEMENT" means any "shelf" registration statement of the Company filed pursuant to the provisions of Section 2.1 hereof which covers resales of the Transfer Restricted Securities on Form S-3 or on another appropriate form (as determined by the


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Company) for an offering to be made on a delayed or continuous basis pursuant to
Rule 415 and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference (or deemed to be incorporated by reference) therein.

          "SUSPENSION PERIOD" has the meaning set forth in Section 2.1(d) hereof.

          "TRANSFER RESTRICTED SECURITIES" means the Warrant Shares issued or issuable upon exercise of the Warrants (and any security issued with respect thereto upon any stock dividend, stock split or similar event) that are represented by certificates that bear, or, upon issuance thereof, are required to bear, a restricted legend in accordance with the terms of the Securities Purchase Agreement, until the earliest of the date on which the Warrant Shares or any security issued with respect thereto upon any stock dividend, stock split or similar event, as the case may be: (i) has been transferred pursuant to a Registration Statement or another registration statement covering such Warrant Shares which has been filed with the SEC pursuant to the Securities Act, in either case after such registration statement has become effective and while such registration statement is effective under the Securities Act; (ii) has been transferred pursuant to Rule 144; (iii) has been transferred pursuant to Rule 904 of Regulation S under the Securities Act; (iv) after the Company has received an opinion of counsel to the Company that the holding period applicable to sales of all applicable Transfer Restricted Securities under Rule 144(k) has expired, may be sold or transferred pursuant to Rule 144(k); or (v) ceases to be outstanding.

          "UNDERWRITERS" means the underwriters, if any, of the offering being registered under the Securities Act.

          "UNDERWRITTEN OFFERING" means a sale of securities of the Company to an Underwriter or Underwriters for reoffering to the public.

          "WARRANTS" has the meaning set forth in Recital A hereto.

          "WARRANT SHARES" has the meaning set forth in Recital A hereto.

          All references in this Agreement to financial statements and schedules and other information which is "contained," "included," or "stated" in the Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.


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

          2. Registration Statements.

          2.1 Shelf Registration Statement.

               a. The Company shall, at its expense, prepare and file with the SEC, as soon as practicable, but in no event later than one hundred twenty (120) days, following the registration of the Class A Common Stock or Class B Common Stock of the Company under the Securities Act or the Exchange Act (an "EFFECTIVE REGISTRATION") or any Change of Control pursuant to which the Warrant becomes exercisable for securities registered under the Securities Act or the Exchange Act of the surviving company (the "FILING DEADLINE"), a Shelf Registration Statement with respect to resales of the Transfer Restricted Securities by the Holders from time to time on a delayed or continuous basis pursuant to Rule 415 and in accordance with the methods of distribution set forth in such Shelf Registration Statement and thereafter shall use its reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act as soon as practicable after the Filing Deadline, but in no event later than one hundred and eighty (180) days after the completion of the Effective Registration or any Change of Control pursuant to which the Warrant becomes exercisable for securities registered under the Securities Act or the Exchange Act of the surviving company (the "EFFECTIVENESS DEADLINE"). The first filing of the Shelf Registration Statement shall contain the "Plan of Distribution" section in substantially the form attached hereto as Exhibit B. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the Securities Act, the Exchange Act or the SEC. The Company shall not register any Class A Common Stock or any other securities for the benefit of any Person other than the Company or a holder of Existing Incidental Registration Rights, in advance of registering the Transfer Restricted Securities pursuant to this Section 2.1 or pursuant to Section 2.2 (other than a registration on Form S-4).

               b. (i) The Company shall name each Holder that delivers a properly completed and signed Notice and Questionnaire to the Company as a selling holder of Transfer Restricted Securities in the Shelf Registration Statement. A Holder of Transfer Restricted Securities may include such securities in the Shelf Registration Statement only if the Holder sends by first class registered mail or by courier with delivery confirmation a properly completed Notice and Questionnaire to the Company. The Company shall deliver the Notice and Questionnaire to the Holders within five (5) Business Days of completion of the registration of the Company's securities under the Securities Act or Exchange Act. In order to be included in the Shelf Registration Statement at the time of its effectiveness, the completed Notice and Questionnaire must be received by the Company on or prior to the tenth (10th) Business Day after the date the Notice and Questionnaire is delivered by the Company in accordance with this Section 2.1(b)(i) (or, in the case of a Holder that is a transferee of Transfer Restricted Securities, on or prior to the earlier of (x) the twentieth
(20th) Business Day after the completion of the transfer of Transfer Restricted Securities to the transferee and (y) 9:00 a.m., New York time, on the fifth
(5th) Business Day prior to initial effectiveness of the Shelf Registration Statement, in each case provided that the Company has delivered the Notice and Questionnaire in accordance with this Section 2.1(b)(i)) (in any case, the "QUESTIONNAIRE DEADLINE").


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

                    (ii) Following the effectiveness of the Shelf Registration Statement, upon receipt of a completed Notice and Questionnaire from a Holder, the Company will, as promptly as practicable, but in any event within ten (10) Business Days after the Company's receipt thereof, file any supplements to the related Prospectus or file any post-effective amendment to the Shelf Registration Statement that is required by applicable law to cause a Holder to be named as a selling securityholder in the Shelf Registration Statement and permit such Holder to deliver the Prospectus to purchasers of Transfer Restricted Securities (a "POST-EFFECTIVE AMENDMENT") (subject to the right of the Company to suspend the use of the Prospectus as described in Section 2.1(d) hereof); provided, however, that (i) if a supplement to the related Prospectus is required to permit the Holder (or other Holders not included in the Shelf Registration Statement upon effectiveness) to deliver the Prospectus to purchasers of Transfer Restricted Securities, the Company shall not be required to file more than one (1) such supplement during any twenty (20) day period and
(ii) if a post effective amendment to the Shelf Registration Statement is required to permit the Holder (or other Holders not included in the Shelf Registration Statement upon effectiveness) to deliver the Prospectus to purchasers of Transfer Restricted Securities, the Company shall not be required to file more than one (1) post-effective amendment to the Shelf Registration Statement in any sixty (60) day period. The Company shall use its reasonable best efforts to cause any such post-effective amendment to become effective under the Securities Act as promptly as is practicable; provided, that if a Notice and Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to amend the Shelf Registration Statement or supplement the Prospectus until the termination of such Suspension Period.

                    (iii) Each Holder as to which the Shelf Registration Statement is being effected shall furnish promptly to the Company (x) such other information as the Company may reasonably request for use in connection with the Shelf Registration Statement or Prospectus or in any application to be filed with or under state securities laws and (y) all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading.

               c. The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended under the Securities Act in order to permit the Prospectus forming a part thereof to be usable, subject to Section 2(d) hereof, by all Notice Holders until there ceases to be any Transfer Restricted Securities outstanding (such period being called the "SHELF REGISTRATION PERIOD"). The Company will, in order to fulfill its obligations and this Section 2.1(c): (x) subject to Section 2.1(b)(ii) and 2.1(d), use its reasonable best efforts to prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period; (y) subject to Section 2.1(b)(ii) and 2.1(d), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and (z) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all Transfer Restricted Securities covered by the Shelf Registration Statement during the Shelf Registration Period.

               d. The Company may suspend the availability of any Shelf Registration Statement and the use of any Prospectus (the period during which the availability of


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

any Shelf Registration Statement and any Prospectus may be suspended herein referred to as the "SUSPENSION PERIOD"), without incurring any obligation to pay Registration Default Payments pursuant to Section 2.1(e), for a period not to exceed: (i) thirty (30) consecutive days at any one time, (ii) forty-five (45) days in any three (3) month period or (iii) ninety (90) days in the aggregate during any twelve (12)-month period, in each case only for valid business reasons, to be determined in good faith by the Company in its reasonable judgment (which shall not include the avoidance of the Company's obligations hereunder), including, without limitation, the acquisition or divestiture of assets, pending corporate developments, events listed in Section 3(c), public filings with the SEC and similar events; provided, that the Company promptly thereafter complies with the requirements of Section 3(g) hereof, if applicable, and provided further that, if a Post-Effective Amendment is required by applicable law to cause a Holder to be named as a selling securityholder in the Shelf Registration Statement, the period of time between the filing and the effectiveness of any Post-Effective Amendment shall be not deemed to be a Suspension Period hereunder. The first day of any Suspension Period must be at least two (2) trading days after the last day of any prior Suspension Period.

               e. The Company and the Buyers agree that the Holders of Transfer Restricted Securities will suffer damages, and it would not be feasible to ascertain the extent of such damages with precision, if the Company fails to fulfill its obligations under Section 2.1 hereof. If: (i) the Shelf Registration Statement has not been filed with the SEC on or prior to the Filing Deadline,
(ii) if the Shelf Registration Statement has not been declared effective by the SEC on or prior to the Effectiveness Deadline or (iii) on any day after the Effective Date sales of all of the Transfer Restricted Securities required to be included on such Shelf Registration Statement cannot be made (other than during a Suspension Period pursuant to such Shelf Registration Statement (including, without limitation, because of a failure to keep such Shelf Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Shelf Registration Statement or to register a sufficient number of Warrant Shares)) (a "MAINTENANCE FAILURE", and each such event referred to in clauses (i), (ii) and (iii), a "REGISTRATION DEFAULT TRIGGER"), the Company shall pay to each Notice Holder during any period in which a Registration Default Trigger has occurred or is continuing (which remedy shall be exclusive of any other remedies available at law or in equity) an amount in cash equal to 2 percent (2%) of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) of such Holder's Transfer Restricted Securities included in such Shelf Registration Statement on each of the following dates: (i) every thirtieth day (pro rated for periods totaling less than thirty days) after a Filing Failure until such Filing Failure is cured; (ii) every thirtieth day (pro rated for periods totaling less than thirty days) after an Effectiveness Failure until such Effectiveness Failure is cured;
(iii) every thirtieth day (pro rated for periods totaling less than thirty days) after a Maintenance Failure until such Maintenance Failure is cured. The payments to which a holder shall be entitled pursuant to this Section 2.1(e) are referred to herein as "REGISTRATION DEFAULT PAYMENTS." Registration Default Payments shall be paid on the earlier of (I) the thirtieth day after the event or failure giving rise to the Registration Default Payments has occurred and
(II) the third Business Day after the event or failure giving rise to the Registration Default Payments is cured. In the event the Company fails to make Registration Default Payments in a timely manner, such Registration Default Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. No Registration Default Payment shall be required if prior to the Effectiveness Deadline the Transfer Restricted Securities are included in an Incidental Registration under Section 2.2.


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

               f. All of the Company's obligations (including, without limitation, the obligation to pay Registration Default Payments) set forth in the preceding paragraph which are outstanding or exist with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such security shall have been satisfied in full.

               g. Immediately upon the occurrence or the termination of a Registration Default Trigger, the Company shall give the Notice Holders, so long as any Warrants remain outstanding, notice of such commencement or termination of the obligation to pay Registration Default Payments with regard to the Warrants, and the amount thereof and of the nature of the default giving rise to such commencement or the event giving rise to such termination, as the case may be (such notice to be contained in a certificate signed by the chief financial officer of the Company and detailing such event (the "OFFICER'S CERTIFICATE"), and prior to receipt of such Officer's Certificate, the Notice Holders shall be entitled to assume that no such commencement or termination has occurred.

               h. If the Shelf Registration Statement is on a form other than Form S-3 or a successor form thereto then the Company shall use reasonable best efforts to convert the Shelf Registration Statement into a registration statement on Form S-3 or a successor form thereto, provided that the Company shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Transfer Restricted Securities has been declared effective by the SEC

          2.2 Incidental Registration Statement.

               a. (i) Following an Effective Registration, if the Company at any time or from time to time proposes or is required to register any of its securities under the Securities Act (other than (x) in a registration on Form S-4, S-3 (to the extent such form relates solely to a stock purchase or dividend reinvestment plan) or S-8 or any successor form to such forms, or (y) at such times as a Shelf Registration Statement is effective) whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account, the Company shall deliver prompt written notice (which notice shall be given (i) in the event that the Company has publicly disclosed such proposed registration, at least thirty (30) calendar days prior to such proposed registration and (ii) in the event that the Company has not publicly disclosed such proposed registration (a "NON-PUBLIC INCIDENTAL REGISTRATION NOTICE"), no more than ten (10) Business Days prior to the filing of such proposed registration with the SEC (such period not in excess of ten
(10) Business Days, the "NON-PUBLIC INCIDENTAL REGISTRATION NOTICE PERIOD")) to all Holders of its intention to undertake such registration, describing in reasonable detail the proposed registration and distribution (including the anticipated range of the proposed offering price, the class and number of securities proposed to be registered and the distribution arrangements) and of such Holders' right to participate in such registration under this Section 2.2 as hereinafter provided. If the Holder elects to participate in such proposed registration, the Holder agrees to keep the contents of any Non-Public Incidental Registration Notice confidential prior to the filing of such proposed registration with the SEC and if the Holder has elected not to participate in such proposed registration, the Holder agrees to keep the contents of any Non-Public Incidental Registration Notice confidential during the Non-Public Incidental Registration Notice Period. Subject to the other provisions of this Section

2.2(a) and Section 2.2(b), upon the written request of any Holder made within twenty (20) calendar days, or in the case of a Non-Public Incidental Registration Notice, within five (5) Business Days, after the receipt of such written notice (which request shall specify the amount of Transfer Restricted Securities to be registered and the intended method of disposition thereof), the Company shall effect the registration under the Securities Act of all Transfer Restricted Securities requested by Holders to be so registered (an "INCIDENTAL REGISTRATION"), to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Transfer Restricted Securities so to be registered, by inclusion of such Transfer Restricted Securities in the Incidental Registration Statement and shall cause such Registration Statement to become and remain effective with respect to such Transfer Restricted Securities in accordance with the registration procedures set forth in Section 3. If an Incidental Registration involves an Underwritten Offering, immediately upon notification to the Company from the Underwriter of the price at which such securities are to be sold, the Company shall so advise each participating Holder. The Holders requesting inclusion in an Incidental Registration may, at any time prior to the Effective Date of the Incidental Registration Statement (and for any reason), revoke such request by delivering written notice to the Company revoking such requested inclusion. Notwithstanding anything in this Section 2.2 to the contrary, the Holders shall not have any rights under this Section 2.2 to participate in any Incidental Registration if at the time of filing the Shelf Registration Statement filed under Section 2.1 remains effective.

                    (ii) If at any time after giving written notice of its intention to register any securities and prior to the Effective Date of the Incidental Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, (A) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Transfer Restricted Securities in connection with such registration (but not from its obligation to pay the fees and expenses incurred in connection therewith as set forth in Section 4), without prejudice, however, to the Company's obligation to effect a registration under Section 2.1, and (B) in the case of a determination to delay such registration, the Company shall be permitted to delay the registration of such Transfer Restricted Securities for the same period as the delay in registering such other securities; provided, however, that if such delay shall extend beyond one hundred and twenty (120) days from the date the Company received a request to include Transfer Restricted Securities in such Incidental Registration, upon making the determination to proceed with such registration, the Company shall again give all Holders the opportunity to participate therein and shall follow the notification procedures set forth in the preceding paragraph. There is no limitation on the number of such Incidental Registrations pursuant to this Section 2.2 which the Company is obligated to effect.

                    (iii) The registration rights granted pursuant to the provisions of this Section 2.2 shall be in addition to the registration rights granted pursuant to the other provisions of Section 2 hereof.

               b. If an Incidental Registration involves an Underwritten Offering (on a firm commitment basis), and the sole or the lead managing Underwriter, as the case may be, of such Underwritten Offering shall advise the Company in writing (with a copy to each Holder requesting registration) on or before the date five (5) days prior to the date then scheduled for such offering that, in its opinion, the amount of securities (including Transfer Restricted Securities) requested to be included in such registration exceeds the amount which can be sold in such offering without materially interfering with the successful marketing of the securities being offered (such writing to state the basis of such opinion and the approximate number of such securities which may be included in such offering without such effect), the Company shall include in such registration, to the extent of the number which the Company is so advised may be included in such offering without such effect, (i) in the case of a registration initiated by the Company, (A) first, the securities that the Company proposes to register for its own account, (B) second, pari passu among the securities of holders who exercised a contractual right to demand that such registration statement be filed and the Transfer Restricted Securities requested to be included in such registration by the Holders, allocated among the Holders of Transfer Restricted Securities pro rata in proportion to the number of Transfer Restricted Securities requested to be included in such registration by each of them, (C) third, other securities of the Company to be registered on behalf of holders of Existing Incidental Registration Rights in accordance with the terms of the Existing Registration Rights Agreement or any other holders of incidental registration rights and (D) fourth, other securities of the Company to be registered on behalf of any other Person, and (ii) in the case of a registration initiated by any Person other than the Company, (A) first, pari passu among the securities of the Company to be registered on behalf of holders of Existing Demand Registration Rights or any other holder of a contractual right to demand that such registration statement be filed and the Transfer Restricted Securities requested to be included in such registration by the Holders or any other holders of incidental registration rights, allocated among the Holders of Transfer Restricted Securities pro rata in proportion to the number of Transfer Restricted Securities requested to be included in such registration by each of them, (B) second, any securities that the Company proposes to register for its own account and (C) third, other securities of the Company to be registered on behalf of any other Person.

          3. Registration Procedures.

          In connection with any Registration Statement, the following provisions shall apply:

               a. The Company shall: (i) furnish to the Holders, within a reasonable period of time, but in any event within four (4) Business Days prior to the filing thereof with the SEC to afford the Holders and their counsel a reasonable opportunity for review and to participate in the preparation thereof, a copy of each Registration Statement, and each amendment thereof, and a copy of each Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act) and shall reflect in each such document, when so filed with the SEC, such comments as the Buyers may reasonable propose therein and (ii) include information regarding the Notice Holders and the methods of distribution they have elected for their Transfer Restricted Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

               b. Subject to Section 2.1(d), the Company shall ensure that: (i) any Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply as to form in all material respects with the Securities Act; (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) any Prospectus forming a part of any Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, that the Company makes no representation with respect to any Holder Information.

               c. The Company, as promptly as reasonably practicable (but in any event within two (2) Business Days), shall notify each Notice Holder:

                    (i) When a Registration Statement or any post-effective amendment thereto or any Prospectus or any supplement thereto has been filed with the SEC and when the Registration Statement or any post-effective amendment thereto has become effective which notice and confirmation can be made at the election of the Company by making a public announcement thereof by release made to Reuters Economic Services, Bloomberg Business News or a similar service;

                    (ii) of any request, following effectiveness of the Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to the Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company's Exchange Act filings);

                    (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Prospectus or the initiation or threat of any proceedings for that purpose;

                    (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of the Transfer Restricted Securities included in any Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose;

                    (v) of the occurrence of, but not the nature of or details concerning, any event or the existence of any condition that requires the making of any changes in the Registration Statement or the Prospectus or any document incorporated by reference therein so that, as of such date, the statements therein are not misleading and the Registration Statement or the Prospectus or any document incorporated by reference therein, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

                    (vi) of the Company's determination that a post-effective amendment to the Registration Statement is necessary (other than a post-effective amendment pursuant to Section 2.1(b)(ii)); and

                    (vii) of the commencement (including as a result of any of the events or circumstances described in paragraph (ii) above) and termination of any Suspension Period.

               d. The Company shall use its reasonable best efforts to obtain:
(i) the withdrawal of any order suspending the effectiveness of any Registration Statement and the use of any related Prospectus; and (ii) the lifting of any suspension of the qualification (or exemption from qualification) of any of the Transfer Restricted Securities for offer or sale in any jurisdiction in which they have been qualified for sale, in each case at the earliest possible time, and shall provide notice to each Notice Holder of the withdrawal of any such orders or suspensions.

               e. The Company shall promptly furnish to the Buyers (and, upon written request from any Notice Holder to such Notice Holder), without charge,
(i) at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, excluding all documents incorporated or deemed to be incorporated therein by reference and all exhibits thereto, (ii) promptly after the same is prepared and filed with the SEC, one copy of the Shelf Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Buyer, and all exhibits and (iii) upon the effectiveness of the Shelf Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto.

               f. The Company shall, at the Effective Date, promptly provide each Notice Holder a copy of the Prospectus included in the Registration Statement and during the Shelf Registration Period or the period of time during which any Incidental Registration Statement is effective, as applicable, promptly deliver to each Notice Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in any Registration Statement, and any amendment or supplement thereto, as such person may reasonably request and except as provided in Sections 2.1(d) and 3(o) hereof; and the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Notice Holders in connection with the offering and sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

               g. The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of the Shelf Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Shelf Registration Statement, as the case may be, a request for acceleration of effectiveness of the Shelf Registration Statement to a time and date not later than 48 hours after the submission of such request.

               h. The Company shall promptly furnish to the Legal Counsel copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Shelf Registration Statement; provided, that such correspondence shall not be furnished to any Buyer unless such Buyer agrees to keep confidential any information regarding such correspondence.

               i. Prior to any offering of Transfer Restricted Securities pursuant to any Registration Statement, the Company shall register or qualify or cooperate with the Notice Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Notice Holders reasonably request and shall maintain such qualification in effect during the Shelf Registration Period or the period of time during which any Incidental Registration Statement is effective, as applicable, and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Transfer Restricted Securities covered by such Registration Statement; provided, however, that the Company will not be required to: (i) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to service of process or taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject.

               j. The Company shall cooperate with the Notice Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities sold pursuant to any Registration Statement free of any restrictive legends at least two (2) Business Days prior to the settlement of sales of Transfer Restricted Securities and otherwise in accordance with the Securities Purchase Agreement, and the Notes and the Warrants, as applicable.

               k. Subject to the exceptions contained in (i) and (ii) of Section 3(f) above, the Company shall use its reasonable best efforts to cause the Transfer Restricted Securities covered by the applicable Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Notice Holders to consummate the disposition of such Transfer Restricted Securities as contemplated by the Registration Statement; without limitation to the foregoing, the Company and the Holders shall provide all such information as may be required by the NASD in connection with the offering under the Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and each shall cooperate with the other in connection with any filings required to be made with the NASD by such Notice Holder in that regard.

               l. Upon the occurrence of any event described in Section 3(c)(iv) or 3(c)(v) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to any Registration Statement, or an amendment or supplement to the related Prospectus, or any document incorporated therein by reference, or file a document which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Transfer Restricted Securities included therein, the Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; provided, that the Company's obligations under this paragraph 3(l) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2.1(d) hereof and given notice of such suspension to Notice Holders, it being understood that the Company's obligations under this Section 3(l) shall be automatically reinstated at the end of such Suspension Period.

               m. The Company shall provide, prior to the effective date of any Registration Statement hereunder, a CUSIP number for the Transfer Restricted Securities registered under such Registration Statement.

               n. The Company shall use its reasonable best efforts to comply with all applicable rules and regulations of the SEC and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 promulgated by the SEC thereunder (or any similar rule promulgated under the Securities Act) for a twelve (12)-month period commencing on the first (1st) day of the first
(1st) fiscal quarter of the Company commencing after the effective date of any Registration Statement or each post-effective amendment to any Registration Statement, which such statements shall be made available no later than 45 days after the end of the 12-month period or 90 days after the end of the 12-month period, if the 12-month period coincides with the fiscal year of the Company.

               o. The Company shall cause all Class A Common Stock issuable upon exercise of the Warrants to be reserved for listing on each securities exchange or quotation system on which the Class A Common Stock is then listed no later than the date the applicable Registration Statement is declared effective and, shall cause all Class A Common Stock to be so listed when issued, and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

               p. The Company may require each Notice Holder of Transfer Restricted Securities to be sold pursuant to any Registration Statement to furnish to the Company such information regarding the Notice Holder and the distribution of such Transfer Restricted Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Securities Act and/or the SEC or any other federal or state governmental authority, and the obligations of the Company to any Notice Holder under this Agreement shall be expressly conditioned on the compliance of such Notice Holder with such request.

               q. If reasonably requested in writing in connection with any disposition of Transfer Restricted Securities pursuant to a Registration Statement, the Company shall make reasonably available for inspection during normal business hours by a representative for the Notice Holders of such Transfer Restricted Securities and any broker-dealers, attorneys and accountants retained by such Notice Holders, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the appropriate executive officers, directors and designated employees of the Company and its subsidiaries to make reasonably available for inspection during normal business hours all relevant information reasonably requested by such representative for the Notice Holders or any such broker-dealers, attorneys or accountants in connection with such disposition, in each case as is customary for similar "due diligence" examinations; provided, however, that any information that is designated by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by such Persons, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality.

               r. Each Notice Holder agrees that, upon receipt of notice of the happening of an event described in Sections 3(c)(ii) through and including 3(c)(vi), it shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Transfer Restricted Securities and will not resume disposition of Transfer Restricted Securities until such Holder has received copies of an amended or supplemented Prospectus contemplated by Section 3(i) hereof, or until such Notice Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Suspension Period has been terminated, as the case may be; provided, that the foregoing shall not prevent the sale, transfer or other disposition of Transfer Restricted Securities by a Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Securities Act, so long as such Holder does not and is not required to deliver the applicable Prospectus or Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and provided, further, that the provisions of this Section 3(o) shall not prevent the occurrence of a Registration Default Trigger or otherwise limit the obligation of the Company to pay Registration Default Payments.

               s. Each Notice Holder shall promptly notify the Company of any inaccuracies or changes in the information requiring an amendment to the applicable Registration Statement or Prospectus provided in such Notice Holder's Notice and Questionnaire that may occur subsequent to the date thereof at any time while the Registration Statement remains effective.

               t. The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Warrant Shares covered by the Registration Statement contemplated hereby.

          4. Registration Expenses.

          The Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2 and 3 hereof and shall reimburse the Holders for the reasonable fees and disbursements of the Legal Counsel in an amount not to exceed $25,000 per registration. Such fees and expenses shall include, without limitation: (i) all registration and filing fees and expenses (including filings made with the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;
(iii) all expenses of printing (including printing of Prospectuses and certificates for the Class A Common Stock to be issued upon exercise of the Warrants) and the Company's expenses for messenger and delivery services and telephone; (iv) all fees and disbursements of counsel to the Company; (v) all application and filing fees in connection with listing (or authorizing for quotation) the Class A Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company. The Company shall bear its internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 4, each Holder shall bear the expense of any broker's commission, agency fee and underwriter's discount or commission, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to a Registration Statement.

          5. Holdback Arrangements.

          The Company and each Holder of Transfer Restricted Securities agrees, if requested in writing by the sole or lead managing underwriter in connection with a Qualified IPO, not to (i) sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Transfer Restricted Securities or warrants or other rights to purchase Transfer Restricted Securities or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Transfer Restricted Securities, or warrants or other rights to purchase Transfer Restricted Securities, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise (the agreements contained in clauses
(i) and (ii) of this Section 5, collectively, the "LOCK-UP AGREEMENT"), during the time period reasonably requested by the sole or lead managing underwriter not to exceed one hundred and eighty (180) days, beginning on the effective date of the Registration Statement for such Qualified IPO (except as part of such underwritten offering or pursuant to registrations on Forms S-4, S-8 or S-3 (to the extent such form relates solely to a stock purchase or dividend reinvestment plan)) without the prior written consent of the sole or lead managing underwriter (the "PUBLIC OFFERING LOCK-UP PERIOD"); provided, however, that if
(i) during the period that begins on the date that is fifteen (15) calendar days plus three (3) Business Days before the last day of the Public Offering Lock-Up Period and ends on the last day of the Public Offering Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the Public Offering Lock-Up Period, the Company announces that it will release (and does release) earnings results during the sixteen (16) day period beginning on the last day of the Public Offering Lock-Up Period, the restrictions imposed shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) Business Days after the date on which the issuance of the earnings release or the material news or material event occurs. Notwithstanding the foregoing, the Holders of Transfer Restricted Securities shall not be obligated to enter into the Lock-Up Agreement unless (A) all officers and directors of the Company and all Persons holding at least 2% of the Company's voting securities and/or securities of the Company convertible into, or exercisable or exchangeable for, voting securities of the Company enter into identical agreements, with the agreement of the Holders (including the proviso set forth in the immediately preceding sentence) being on no more onerous terms than any other agreements entered into by any other Person (the "OTHER LOCK-UP AGREEMENTS"), and (B) the Lock-Up Agreement is explicitly conditioned on the Holder receiving the benefits of any release or modification of any Other Lock-Up Agreement for any other Person and (ii) the Lock-Up Agreement shall automatically terminate upon any release or termination of any Other Lock-Up Agreement of any other Person.

          6. Indemnification and Contribution.

               a. The Company shall indemnify and hold harmless each Holder of Transfer Restricted Securities covered by any Registration Statement, its directors, officers, partners, members and employees and each Person, if any, who controls any such Holder within the meaning of either the Securities Act or the Exchange Act (collectively referred to for purposes of this Section 6 as a "HOLDER") against any losses, claims, damages or liabilities, joint or several, or actions in respect thereof, to which any of them may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or in any Prospectus, or any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading, and will reimburse each such party, as incurred, for any legal or other expenses reasonably incurred by such party in connection with investigating or defending any such action or claim; provided, however, that:
(i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon Holder Information; (ii) with respect to any untrue statement or omission of material fact made in any Registration Statement, or in any Prospectus, the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of a Holder from whom the Person asserting any such loss, claim, damage or liability purchased the securities concerned, to the extent that any such loss, claim, damage or liability of such Holder occurs under the circumstance where it shall have been established that: (w) the Company had previously furnished copies of the Prospectus, and any amendments and supplements thereto, to such Holder; (x) delivery of the Prospectus, and any amendment or supplements thereto, was required by the Securities Act to be made to such Person; (y) the untrue statement or omission of a material fact contained in the Prospectus was corrected in amendments or supplements thereto delivered to such Holder; and (z) there was not received by such Person, at or prior to the written confirmation of the sale of such securities to such Person, a copy of such amendments or supplements to the Prospectus; and (iii) the indemnification provisions of this Section shall not apply to amounts paid in settlement of any loss, claim, damage or liability if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. This indemnity agreement will be in addition to any liability that the Company may otherwise have. This indemnity agreement will not apply to any loss, damage, expense, liability or claim arising from an offer or sale, occurring during a Suspension Period, of Transfer Restricted Securities by a Notice Holder who has previously received notice from the Company of the commencement of the Suspension Period pursuant to Section 3(c)(vii).

               b. Each Holder, severally and not jointly, agrees to indemnify and hold harmless the Company, each of its directors and officers and each Person, if any, who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Holders and shall reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any loss, claim, damage, liability or action, but only with reference to Holder Information supplied by such Holder. In no event shall any Holder, it directors, officers, partners, members or employees or any Person, if any, who controls such Holder be liable or responsible for any amount in excess of the amount by which the total amount received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement exceeds the amount of any damages that such Holder, its directors, officers or any Person who controls such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. This indemnity agreement will be in addition to any liability that such Holder may otherwise have.

               c. Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action or proceeding (including any governmental investigation), such indemnified party will, if a claim for indemnification in respect thereof is to be made against the indemnifying party under Section 6(a) or 6(b) hereof, notify the indemnifying party in writing of the commencement thereof; but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action or proceeding is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein (jointly with any other indemnifying party similarly notified), and to the extent that it may elect, by written notice, delivered to such indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants (including any impleaded parties) in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded, upon advice of counsel, that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to each select one separate counsel to defend such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to so appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless: (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expense of more than one separate counsel (in addition to any local counsel), approved by the Holders in the case of paragraph (a) of this Section 6, representing the indemnified parties under such paragraph (a) who are parties to such action);
(ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice or commencement of the action; (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; or (iv) the use of counsel chosen by the indemnifying party to represent the indemnified party would, upon the advice of counsel, present such counsel with a conflict of interest. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. Subject to the provisions of the immediately following sentence, no indemnifying party shall be liable for any settlement, compromise or the consent to the entry of judgment in connection with any such action effected without its written consent, but if settled with its written consent or if there be a final judgment for the plaintiff in any such action other than a judgment entered with the consent of such indemnified party, the indemnifying party shall indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment. If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for reasonable fees and expenses of counsel as contemplated by this Section 6(c) and to which it would be entitled under Section 6(a) or 6(b) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if: (x) such settlement is entered into more than sixty (60) days after receipt by such indemnifying party of such request for reimbursement, (y) such indemnifying party shall have received notice of the terms of such settlement at least forty-five (45) days prior to such settlement being entered into and such settlement is entered into on such terms and (z) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement (unless such reimbursement is disputed in good faith). Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation arising therefrom.

               d. In the event that the indemnity provided in paragraph (a) or
(b) of this Section 6 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, "LOSSES") to which the indemnified party may be subject to the fullest extent permitted by law from the sale of the Warrants; provided, however, that in no case shall an indemnifying party that is a Holder be responsible for any amount in excess of the total price at which the Transfer Restricted Securities are sold by such Holder to a purchaser. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and such Holder shall contribute in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of such Holder on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company on the one hand or relates to Holder Information supplied by such Holder, on the other, the intent of the parties and their relative knowledge, information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person with respect to claims arising directly out of or relating to such fraudulent misrepresentation who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Person who controls such Holder within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as such Holder, and each Person who controls the

Company within the meaning of either the Securities Act or the Exchange Act shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

               e. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

               f. The provisions of this Section 6 will remain in full force and effect regardless of (i) the termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any underwriter or the Company or any of the officers, directors or controlling Persons referred to in Section 6 hereof and (iii) the sale by a Holder of Transfer Restricted Securities covered by a Registration Statement.

               g. Rules 144 and 144A. The Company covenants that it shall use its reasonable best efforts to file the reports required to be filed by it under the Exchange Act in a timely manner so long as the Transfer Restricted Securities remain outstanding. If at any time the Company is not required to file such reports, it will, upon request of any Holder or beneficial owner of Transfer Restricted Securities, make available such information necessary to permit sales pursuant to Rule 144 and Rule 144A. The Company further covenants that, for as long as any Transfer Restricted Securities remain outstanding, it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A. Upon the written request of any Holder of Transfer Restricted Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements.

          7. Miscellaneous.

               a. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof. In addition, the Company shall not grant to any holder of any securities of the Company (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities.

               b. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company consents in writing and the Company has obtained the written consent of the Majority Holders.

               c. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                    (i) if to the Buyers, initially at their address set forth in the Securities Purchase Agreement;

                    (ii) if to any other Holder, at the most current address of such Holder maintained by the Company or the registrar of the Transfer Restricted Securities, or, in the case of the Notice Holder, the address set forth in its Notice and Questionnaire; and

                    (iii) if to the Company, to:

                         Clearwire Corporation
                         5808 Lake Washington Blvd NE, Suite #300
                         Kirkland, Washington 98033
                         Telephone: (425) 216-7600
                         Facsimile: (425) 216-7900
                         Attention: Broady Hodder, Corporate Counsel

                    with a copy to:

                         Kirkland & Ellis LLP
                         153 E. 53rd Street
                         New York, New York 10022
                         Telephone: (212) 446-4800
                         Facsimile: (212) 446-4900
                         Attention: Joshua N. Korff, Esq.

                         and

                         Davis Wright Tremaine LLP
                         Suite 2300
                         1300 SW Fifth Avenue
                         Portland, Oregon 97201
                         Telephone: (503) 241-2300
                         Facsimile: (503) 778-5299
                         Attention: David C. Baca, Esq.

          All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

          The Buyers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

               d. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby shall extend the benefits of this Agreement to any Holder and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto. Any heir, successor or assign of a Holder wishing to avail itself of the benefits of this Agreement agrees to acquire and hold the Transfer Restricted Securities subject to all of the terms hereof. In the event that any other Person shall succeed to the Company under the Warrants, then such successor shall enter into an agreement, in form and substance reasonably satisfactory to the Majority Holders, whereby such successor shall assume all of the Company's obligations under this Agreement.

               e. Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

               f. Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

               g. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

               h. Severability. In the event that any of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

               i. Warrants Held by the Company, Etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Warrants or the Class A

Common Stock issuable upon exercise thereof is required hereunder, Warrants or the Class A Common Stock issued upon exercise thereof held by the Company or its Affiliates (other than subsequent Holders of Warrants or the Class A Common Stock issued upon exercise thereof if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Warrants) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

               j. Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the later of (i) the end of the Shelf Registration Period, and (ii) the end of the period of time during which the Incidental Registration Statement is effective, except for any liabilities or obligations under Section 2.1(e), 4 or 6.

               k. Independent Nature of Buyers' Obligations. The obligations of each Buyer under any Transaction Document (as defined in the Securities Purchase Agreement) are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Buyer confirms that it is not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents and it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

               l. Currency. Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.

          IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                         COMPANY:

                                         CLEARWIRE CORPORATION


                                         By: /s/ John Butler
                                             -----------------------------------
                                         Name: John Butler
                                               ---------------------------------
                                         Title:
                                                --------------------------------

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     COMPANY:

                                     CLEARWIRE CORPORATION

                                     By:   /s/ John A. Butler
                                           ------------------
                                           Name:  John A. Butler
                                           Title: Co-President

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     DEUTSCHE BANK AG LONDON

                                     By:  Jill Rathven, AIF


                                     By:   /s/ Andrea Leary
                                           ----------------
                                           Name:  Andrea Leary
                                           Title:

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     SATELLITE ASSET MANAGEMENT L.P.




                                     By:   /s/ Simon Raykher
                                            ------------------
                                           Name:  Simon Raykher
                                           Title: General Counsel

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     SATELLITE STRATEGIC FINANCE PARTNERS LTD

                                     By:   /s/ Simon Raykher
                                            ------------------
                                           Name:  Simon Raykher
                                           Title: General Counsel

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     MERRILL LYNCH, PIERCE, FENNER & SMITH INC.

                                     By:   /s/ F. Esham
                                           ------------
                                           Name:  F. Esham
                                           Title: Managing Director

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     EAGLE RIVER HOLDING, LLC

                                     By:   /s/ Brian Marcinek
                                           ------------------
                                           Name:  Brian Marcinek
                                           Title: CFO, VP and Secretary

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     TEMPO MASTER FUND LP

                                     By:   /s/ Andrew Barnard
                                           ------------------
                                           Name:  Andrew Barnard
                                           Title: Portfolio Manager

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     THIRD POINT PARTNERS QUALIFIED L.P.

                                     By:   /s/ Lloyd Blumberg
                                           -------------------
                                           Name:  Lloyd Blumberg
                                           Title: CFO

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     THIRD POINT PARTNERS L.P.




                                     By:   /s/ Lloyd Blumberg
                                           -------------------
                                           Name:  Lloyd Blumberg
                                           Title: CFO

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     THIRD POINT OFFSHORE FUND L.P.




                                     By:   /s/ Lloyd Blumberg
                                           -------------------
                                           Name:  Lloyd Blumberg
                                           Title: CFO

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     THIRD POINT ULTRA LTD.




                                     By:   /s/ Lloyd Blumberg
                                           -------------------
                                           Name:  Lloyd Blumberg
                                           Title: CFO

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     HIGHLAND CRUSADER OFFSHORE PARTNERS, L.P.

                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P. ,
                                     ITS SUB-ADVISOR


                                     By:   /s/ Mark K. Okada
                                           -----------------
                                           Name:  Mark K. Okada
                                           Title: General Partner

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     PIONEER FLOATING RATE TRUST

                                     BY: HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                     ITS SUB-ADVISOR


                                     By:   /s/ Mark K. Okada
                                           -----------------
                                           Name:  Mark K. Okada
                                           Title: General Partner

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     LOAN FUNDING VII LLC

                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                     ITS COLLATERAL MANAGER

                                     By:   /s/ Mark K. Okada
                                           -----------------
                                           Name:  Mark K. Okada
                                           Title: General Partner

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     LOAN FUNDING IV LLC

                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                     ITS COLLATERAL MANAGER

                                     By:   /s/ Mark K. Okada
                                           -----------------
                                           Name:  Mark K. Okada
                                           Title: General Partner

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     JASPER CLO LTD.

                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                     ITS COLLATERAL MANAGER

                                     By:   /s/ Mark K. Okada
                                           -----------------
                                           Name:  Mark K. Okada
                                           Title: General Partner

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     SOUTHFORK CLO LTD

                                     BY:  HIGHLAND CAPITAL MANAGEMENT, L.P.,
                                     ITS COLLATERAL MANAGER

                                     By:   /s/ Mark K. Okada
                                           -----------------
                                           Name:  Mark K. Okada
                                           Title: General Partner

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     SANKATY CREDIT OPPORTUNITIES I, LP

                                     By:   /s/ Diane J. Exter
                                           ------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     SANKATY CREDIT OPPORTUNITIES II, LP

                                     By:   /s/ Diane J. Exter
                                           ------------------
                                           Name:  Diane J. Exter
                                           Title: Managing Director

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     PROSPECT HARBOR CREDIT PARTNERS, LP

                                     By:   /s/ Jeffrey Hawkins
                                           -------------------
                                           Name:  Jeffrey Hawkins
                                           Title: Senior Vice President

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     CYRUS OPPORTUNITIES MASTER FUND, LTD

                                     BY:  CYRUS CAPITAL PARTNERS GP, LLC

                                     By:   /s/ Robert A. Nisi
                                           ----------------------
                                           Name:  Robert A. Nisi
                                           Title: Partner, General Counsel

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     CYRUS OPPORTUNITIES MASTER FUND II, LTD

                                     BY:  CYRUS CAPITAL PARTNERS GP, LLC

                                     By:   /s/ Robert A. Nisi
                                           ----------------------
                                           Name:  Robert A. Nisi
                                           Title: Partner, General Counsel

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     YORK CREDIT OPPORTUNITIES FUND, LP

                                     By:   /s/ Adam J. Semler
                                           ----------------------
                                           Name:  Adam J. Semler
                                           Title: CFO

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     YORK SELECT LP

                                     By:   /s/ Adam J. Semler
                                           ------------------
                                           Name:  Adam J. Semler
                                           Title: CFO

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     YORK SELECT UNIT TRUST

                                     By:   /s/ Adam J. Semler
                                           ------------------
                                           Name:  Adam J. Semler
                                           Title: CFO

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     HARBERT DISTRESSED INVESTMENT
                                     MASTER FUND, LTD

                                     BY: HMC DISTRESSED INVESTMENT OFFSHORE
                                     MANAGER, LLC, AS ITS MANAGER

                                     By:   /s/ Philip A. Falcone
                                           -------------------------
                                           Name:  Philip A. Falcone
                                           Title: Vice President

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     ALPHA US FUND SUB IV, LLC

                                     By:   /s/ Philip A. Falcone
                                           -------------------------
                                           Name:  Philip A. Falcone
                                           Title: Vice President


                                     BUYER:

                                     SILVERBACK MASTER LTD

                                     By:   /s/ Elliot Bossen
                                           ---------------------
                                           Name:  Elliot Bossen
                                           Title: Chief Investment Officer

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     ORCA BAY CAPITAL CORP

                                     By:   /s/ Stanley B. McCallum
                                           ---------------------------
                                           Name:  Stanley B. McCallum
                                           Title: President

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     SCOTTWOOD PARTNERS, LP

                                     By:   /s/ Edward Perlman
                                           ------------------
                                           Name:  Edward Perlman
                                           Title: Managing Partner

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     LITESPEED MASTER FUND LP

                                     By:   /s/ Robert Caroll
                                           -----------------
                                           Name:  Robert Caroll
                                           Title: Trader

            IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

                                     BUYER:

                                     HIGHBRIDGE INTERNATIONAL LLC

                                     BY: HIGHBRIDGE CAPITAL MANAGEMENT LLC

                                     By:   /s/ Adam J. Chill
                                           -----------------
                                           Name:  Adam J. Chill
                                           Title: Managing Director

                                                                       EXHIBIT A

                SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

1.   (a)  Full Legal Name of Selling Securityholder:

          ______________________________________________________________________

     (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Transfer Restricted Securities Listed in Item 3 below are held:

          ______________________________________________________________________

     (c) Full Legal Name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in
          Item 3 below are held:

          ______________________________________________________________________

2.   Address for Notices to Selling Securityholder:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Telephone: _____________________________________________________________________

Fax: ___________________________________________________________________________

Contact Person: ________________________________________________________________

3.   Beneficial Ownership of Transfer Restricted Securities:

     (a) Type and Principal Amount of Transfer Restricted Securities beneficially owned:

          ______________________________________________________________________

          ______________________________________________________________________

     (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

          ______________________________________________________________________

          ______________________________________________________________________

4. Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

     Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Transfer Restricted Securities listed above in Item 3.

     (a)  Type and Amount of Other Securities beneficially owned by the Selling
          Securityholder:

          ______________________________________________________________________

          ______________________________________________________________________

     (b)  CUSIP No(s). of such Other Securities beneficially owned:

          ______________________________________________________________________

          ______________________________________________________________________

5.   Relationships with the Company:

     Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:

          ______________________________________________________________________

          ______________________________________________________________________

6.   Broker-Dealers and their Affiliates

     (a) Is the Selling Securityholder a broker-dealer or an affiliate of a broker-dealer:

     Yes ____   No ____

     If so, please answer the remaining question in this section.

     (i) Please advise whether the notes were received by the Selling Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

     Note that in general we may be required to identify any registered broker-dealer as an underwriter in the prospectus.

     (ii) Except as set forth below, if the Selling Securityholder is a registered broker-dealer, the Selling Securityholder does not plan to make a market in the Transfer Restricted Securities. If the Selling Securityholder plans to make a market in the Transfer Restricted Securities, please indicate whether the Selling Securityholder plans to use the prospectus relating to the Transfer Restricted Securities as a market-making prospectus.

     (b)  Affiliation with Broker-Dealers

          Is the Selling Securityholder an affiliate(1) of a registered broker-dealer?

----------
(1) An "affiliate" of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

     Yes ____   No ____

     If so, please answer the remaining question in this section.

     (i) Please describe the affiliation between the Selling Securityholder and any registered broker-dealer.

     (ii) If the notes were purchased by the Selling Securityholder other than in the ordinary course of business, please describe the circumstances.

     (iii) Please advise whether the notes were received by the Selling Securityholder as compensation for investment banking services or as investment shares, and if so please describe the circumstances.

     (iv) If the Selling Securityholder, at the time of its purchase of Transfer Restricted Securities, had any agreements or understandings, directly or indirectly, with any person to distribute the Transfer Restricted Securities, please describe such agreements or undertakings.

     Note that if the Selling Securityholder is an affiliate of a broker-dealer and did not purchase its notes in the ordinary course of business or at the time of the purchase had any agreements or understandings, directly or indirectly, to distribute the securities, we may be required to identify the Selling Securityholder as an underwriter in the prospectus.

     (c)  Beneficial Ownership by Natural Persons:

     If the Selling Securityholder is an entity, does any natural person having voting or investing power over the Transfer Restricted Securities held by the Selling Securityholder?(2)

     If so, please state the person's or persons' name(s):

7.   Beneficial Ownership by Natural Persons or by a Board or Committee

     Is the Selling Securityholder a reporting entity with the Securities and Exchange Commission?

----------
(2) Please answer "Yes" if any natural person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Transfer Restricted Securities held by the Selling Securityholder.

     If the Selling Securityholder is a majority owned subsidiary of a reporting entity, identify the majority stockholder that is a reporting entity.

     Yes ____   No ____

     If No, please answer the remaining questions in this section.

     (i) Please name the natural person or person(s) having voting and/or investment control over the Selling Securityholder.(3)

     (ii) If the voting and/or investment control over the Selling Securityholder is held by board or committee, please state the name of the natural person or person(s) on such board or committee.

8.   Plan of Distribution:

     Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents' commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions:

     - on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

     -    in the over-the-counter market;

     - in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

     - through the writing of options, whether such options are listed on an options exchange or otherwise;

     - in ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

----------
(3) Please include any natural person that, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (a) voting power which includes the power to vote, or to direct the voting of, such security; and/or, (b) investment power which includes the power to dispose, or to direct the disposition of, the Transfer Restricted Securities held by the Selling Securityholder.

     - in block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - in purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - in an exchange distribution in accordance with the rules of the applicable exchange;

     -    in privately negotiated transactions;

     -    in short sales;

     -    in sales pursuant to Rule 144;

     - in which broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

     -    in a combination of any such methods of sale; and

     -    in any other method permitted pursuant to applicable law.

     State any exceptions here:

     ___________________________________________________________________________

     ___________________________________________________________________________

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior written agreement of the Company.

The undersigned acknowledges its obligation to comply with the provisions of the Exchange Act and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Registration Rights Agreement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the undersigned shall promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing by hand delivery, first class mail or air courier guaranteeing overnight delivery to the address set forth below.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item (3) above. This Agreement shall be governed in all respects by the laws of the State of New York.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                   Beneficial Owner:
       ---------------                                     ---------------------


                                         By:
                                             -----------------------------------
                                         Name:
                                               ---------------------------------
                                         Title:
                                                --------------------------------

               PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND
                     QUESTIONNAIRE TO CLEARWIRE CORPORATION

                                     Clearwire Corporation
                                     5808 Lake Washington Blvd NE, Suite #300
                                     Kirkland, Washington 98033
                                     Telephone: (425) 216-7600
                                     Facsimile: (425) 216-7900
                                     Attention: Broady Hodder, Corporate Counsel

                                                                       EXHIBIT B

                              PLAN OF DISTRIBUTION

     We are registering the shares of Common Stock issuable upon exercise of the warrants to permit the resale of these shares of Common Stock by the holders of the warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock as described in the Registration Rights Agreement dated August 5, 2005.

     The selling stockholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

     - on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

     -    in the over-the-counter market;

     - in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

     - through the writing of options, whether such options are listed on an options exchange or otherwise;

     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - an exchange distribution in accordance with the rules of the applicable exchange;

     -    privately negotiated transactions;

     -    short sales;

     -    sales pursuant to Rule 144;

     - broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

     -    a combination of any such methods of sale; and

     -    any other method permitted pursuant to applicable law.

     If the selling stockholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of Common Stock covered by this prospectus short pursuant to this prospectus and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of Common Stock to broker-dealers who in turn may sell such shares.

     The selling shareholders may pledge or grant a security interest in some or all of the warrants or shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended (the "Securities Act"), amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     The selling stockholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

     Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

     There can be no assurance that any selling stockholder will sell any or all of the shares of Common Stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

     The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

     We will pay all expenses of the registration of the shares of Common Stock pursuant to the Registration Rights Agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act, in accordance with the Registration Rights Agreement, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related Registration Rights Agreement, or we may be entitled to contribution.

Once sold under the shelf registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our Affiliates, as that term is defined in the Securities Act.